Exhibit 10.16.2

EXECUTION VERSION

FIRST AMENDMENT TO THE

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO THE PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of January 2, 2019, is entered into among the VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO, as originators (each, an “Originator”; and collectively, the “Originators”), and SYNEOS HEALTH, LLC (f/k/a INC RESEARCH, LLC), as servicer (in such capacity, the “Servicer”) and SYNEOS HEALTH RECEIVABLES LLC (the “Buyer”).

Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Purchase and Sale Agreement described below.

BACKGROUND

A.The parties hereto have entered into a Purchase and Sale Agreement, dated as of June 29, 2018 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Purchase and Sale Agreement”).

B.Concurrently herewith, the Buyer, as borrower, the Servicer and PNC Bank, National Association, as administrative agent and as a lender (the “Administrative Agent”) are entering into that certain Fourth Amendment to Receivables Financing Agreement, dated as of the date hereof (the “RFA Amendment”).

C.Concurrently herewith, the Borrower, the Servicer, the Administrative Agent and Bank of America, N.A. are entering into that certain First Amendment to the Deposit Account Control Agreement, dated as of the date hereof.

D.Concurrently herewith, the Borrower, the Servicer, the Administrative Agent and Wells Fargo Bank, National Association are entering into that certain First Amendment to the Deposit Account Control Agreement, dated as of the date hereof.

E.Effective as of the date hereof, INC Research, LLC, a Delaware limited liability company, is changing its name from “INC Research, LLC” to “Syneos Health, LLC”.

F.The parties hereto desire to amend the Purchase and Sale Agreement as hereinafter set forth.

NOW THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows:

SECTION 1.Amendments to the Purchase and Sale Agreement.  The Purchase and Sale Agreement is hereby amended as follows:

(a)Schedule I to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule I attached hereto.

730860557 18569090

(b)Schedule II to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule II attached hereto.

(c)Schedule III to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule III attached hereto.

(d)Schedule IV to the Purchase and Sale Agreement is hereby replaced in its entirety with Schedule IV attached hereto.

SECTION 2.Representations and Warranties of the Originators.  Each Originator hereby represents and warrants as of the date hereof as follows:

(a)Representations and Warranties.  The representations and warranties made by it in the Purchase and Sale Agreement and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof.

(b)Enforceability.  The execution and delivery by it of this Amendment, and the performance of its obligations under this Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are within its organizational powers and have been duly authorized by all necessary action on its part, and this Amendment, the Purchase and Sale Agreement (as amended hereby) and the other Transaction Documents to which it is a party are (assuming due authorization and execution by the other parties thereto) its valid and legally binding obligations, enforceable in accordance with their terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(c)No Event of Default. No Purchase and Sale Termination Event, Unmatured Purchase and Sale Termination Event, Event of Default or Unmatured Event of Default has occurred and is continuing, or would occur as a result of this Amendment or the transactions contemplated hereby.

SECTION 3.Effect of Amendment; Ratification.  All provisions of the Purchase and Sale Agreement and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Purchase and Sale Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Purchase and Sale Agreement shall be deemed to be references to the Purchase and Sale Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Purchase and Sale Agreement other than as set forth herein. The Purchase and Sale Agreement, as amended by this Amendment, is hereby ratified and confirmed in all respects.

SECTION 4.Effectiveness.  This Amendment shall become effective concurrently with the effectiveness of the RFA Amendment.

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SECTION 5.Authorization to File Financing Statement Amendments.  Upon the effectiveness of this Amendment, each of the parties hereto hereby authorize the Administrative Agent to file (at the expense of the Buyer) UCC-3 amendments in substantially the form of Exhibit A hereto amending the UCC-1 financing statements identified on Exhibit B hereto.

SECTION 6.Severability.  Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 7.Transaction Document.  This Amendment shall be a Transaction Document for purposes of the Receivables Financing Agreement.

SECTION 8.Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart.

SECTION 9.GOVERNING LAW AND JURISDICTION.

(a)THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BUT WITHOUT REGARD TO ANY OTHER CONFLICTS OF LAW PROVISIONS THEREOF).

(b)EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO (I) WITH RESPECT TO THE BUYER, THE ORIGINATORS AND THE SERVICER, THE EXCLUSIVE JURISDICTION, AND (II) WITH RESPECT TO EACH OF THE OTHER PARTIES HERETO, THE NON-EXCLUSIVE JURISDICTION, IN EACH CASE, OF ANY NEW YORK STATE OR FEDERAL COURT SITTING IN NEW YORK CITY, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT, AND EACH PARTY HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING (I) IF BROUGHT BY THE BUYER, THE SERVICER, ANY ORIGINATOR OR ANY AFFILIATE THEREOF, SHALL BE HEARD AND DETERMINED, AND (II) IF BROUGHT BY ANY OTHER PARTY TO THIS AMENDMENT, MAY BE HEARD AND DETERMINED, IN EACH CASE, IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  NOTHING IN THIS SECTION 9 SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY OTHER CREDIT PARTY TO BRING ANY ACTION OR PROCEEDING AGAINST THE BUYER OR THE SERVICER OR ANY OF THEIR RESPECTIVE PROPERTY IN THE COURTS OF OTHER JURISDICTIONS.  EACH OF THE BUYER, EACH ORIGINATOR AND THE SERVICER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR

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PROCEEDING.  THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

SECTION 10.Section Headings.  The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Purchase and Sale Agreement or any provision hereof or thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written.

SYNEOS HEALTH, LLC,
as the Servicer and as an Originator

By:	/s/ Jason Meggs
Name:	Jason Meggs
Title:	Chief Financial Officer

INVENTIV HEALTH CLINICAL, LLC,
as an Originator

By:	/s/ Thomas E. Zajkowski
Name:	Thomas E. Zajkowski
Title:	Treasurer

730860557 18569090	S-1	First Amendment to the Purchase and Sale Agreement

SYNEOS HEALTH RECEIVABLES LLC,
as the Buyer

By:	/s/ Thomas E. Zajkowski
Name:	Thomas E. Zajkowski
Title:	President

730860557 18569090	S-2	First Amendment to the Purchase and Sale Agreement

Consented to:

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent and as a Lender

By:	/s/ Christopher Blaney
Name:	Christopher Blaney
Title:	Senior Vice President

730860557 18569090	S-3	First Amendment to the Purchase and Sale Agreement

Schedule I

LIST AND LOCATION OF EACH ORIGINATOR

Originator	Location
Syneos Health, LLC	Delaware
inVentiv Health Clinical, LLC	Delaware

730860557 18569090	Schedule I-1	Purchase and Sale Agreement (QINC)

Schedule II

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location of Books and Records
Syneos Health, LLC	1030 Sync Street, Morrisville, NC 27560
inVentiv Health Clinical, LLC	1030 Sync Street, Morrisville, NC 27560

730860557 18569090	Schedule II-1	Purchase and Sale Agreement (QINC)

Schedule III

TRADE NAMES

Syneos Health, LLC

Syneos Health, LLC was formerly known as INC Research, LLC

Syneos Health has been used as a trade name since January 4, 2018.

Syneos Health, LLC has qualified to do business in the State of California under the name “Integrated Neurosciences Consortium, LLC”.

inVentiv Health Clinical, LLC

Syneos Health has been used as a trade name since January 4, 2018.

730860557 18569090	Schedule III -1	Purchase and Sale Agreement

Schedule IV

NOTICE ADDRESSES

If to Syneos Health, LLC:

Syneos Health, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607

Attention:  Carolyn W. Minshall, Esq.

If to inVentiv Health Clinical, LLC:

inVentiv Health Clinical, LLC

c/o Syneos Health, Inc.

1030 Sync Street

Morrisville, NC 27560

Attention:  General Counsel

with a copy to:

Wyrick Robbins Yates & Ponton LLP

4101 Lake Boone Trail, Suite 300

Raleigh, NC 27607

Attention:  Carolyn W. Minshall, Esq.

730860557 18569090	Schedule IV-1

Exhibit A

UCC-3s TO BE FILED

730860557 18569090	Exhibit A-1

Exhibit B

UCC-1 TO BE AMENDED

Debtor	Filing Office	Identification Number	Filing Date
INC Research, LLC	Delaware Secretary of State	20184470841	6/29/2018
inVentiv Health Clinical, LLC	Delaware Secretary of State	20184470494	6/29/2018
Syneos Health Receivables LLC	Delaware Secretary of State	20184471195	6/29/2018

730860557 18569090	Exhibit B-1